UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 21, 2006

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Broken Land Parkway, Suite 600

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Executive Compensation

On February 21, 2006, the Compensation Committee (“Compensation Committee”) of the Board of Directors of Fieldstone Investment Corporation (“Fieldstone”) took certain actions which resulted in the grant, creation or supplement to the following compensatory arrangements with executive officers of Fieldstone who are named in the executive compensation disclosure of the registrant’s 2005 Definitive Proxy statement (the “2004 Named Executive Officers”):

2006 Salary

The Compensation Committee approved the salary of the President and Chief Executive Officer for 2006.  The Compensation Committee had previously approved the 2006 salaries for the other 2004 Named Executive Officers on December 14, 2005.  Annual salary rates for 2006 for the 2004 Named Executive Officers are: Michael Sonnenfeld, President and Chief Executive Officer, $427,000; Walter Buczynski, Executive Vice President-Secondary, $330,800; John Kendall, Senior Vice President-Investment Portfolio, $275,700; and John Camp, Senior Vice President-Chief Information Officer, $220,500.  The 2006 annual salaries are filed as Exhibit 10.1 to this Form 8-K.

2006 Bonus Criteria

The Compensation Committee also established target payouts and performance criteria for 2006 annual cash bonuses under Fieldstone’s Executive Incentive Compensation Plan for 2006.  For the 2004 Named Executive Officers target bonuses were established ranging from 175 to 200%.  The primary criterion for determining final bonuses will be based on net income targets and performance criteria for 2006 including Sarbanes-Oxley initiatives, expenses as compared to plan and other business performance criteria.

2006 Long Term Incentive Awards

Dividend Equivalent Rights

The Compensation Committee approved a specimen award agreement for awards of dividend equivalent rights, which are granted under the 2004 Fieldstone Investment Corporation Equity Incentive Plan (the “2004 Plan”).   The award of dividend equivalent rights is limited to executive officers and select other Fieldstone officers and employees and will generally be awarded in tandem with a grant of non qualified options to that executive officer or employee.  The dividend equivalent rights will vest over a four-year period and are contingent on continued employment with Fieldstone.  Until the end of the vesting period, on each dividend payment date, the dividends payable on the dividend equivalent rights are deemed invested in phantom shares of Fieldstone’s common stock at the closing price of the stock on the dividend payment date.  The phantom shares also will be credited with dividend equivalent rights at the same time and in the same amount as cash dividends are paid on Fieldstone’s common stock.  The total value of dividend equivalents will be paid in cash at the time the dividend equivalent rights vest.  A copy of the form of Dividend Equivalent Rights Award Agreement is filed with this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.  The Compensation Committee granted the following dividend equivalent rights (“DERS”) to the 2004 Named Executive Officers: Michael Sonnenfeld, 30,000 DERS; Walter Buczynski, 10,000 DERS; John Kendall 10,000 DERS; and John Camp, 10,000 DERS.

Performance Shares

The Compensation Committee granted the following performance shares to the 2004 Named Executive Officers: Michael Sonnenfeld, 18,000 shares; Walter Buczynski, 5,000 shares; John Kendall 5,000 shares; and John Camp, 5,000 shares. The performance shares were awarded in accordance with the Amended and Restated Parameters of Awards of Stock Options and Restricted Shares, which is filed with this Form 8-K as Exhibit 10.3 and the form of performance share award agreement, as previously filed with the Securities and Exchange Commission (the “Commission”).

Non qualified options

The Compensation Committee granted the following non qualified options to the 2004 Named Executive Officers:  Michael Sonnenfeld, an option to purchase 30,000 shares; Walter Buczynski, an option to purchase 10,000 shares; John Kendall, an option to purchase 10,000 shares; and John Camp, an option to purchase 10,000 shares.  The exercise price for each of the options was $11.60, the closing price of a share of Fieldstone’s common stock as reported on The Nasdaq National Market on February 21, 2006.  The non qualified options were awarded in accordance with the Amended and Restated Parameters of Awards of Stock Options and Restricted Shares, filed herewith, and the form of non qualified option award agreement, as previously filed with the Commission.

Amendment No. 2 to Second Master Repurchase Agreement

On February 22, 2006, Fieldstone entered into Amendment No. 2 to Second Master Repurchase Agreement among Credit Suisse First Boston Mortgage Capital LLC (“Credit Suisse”), Fieldstone, and Fieldstone Mortgage Company (the “Amendment”).  The Amendment amended the Second Amended and Restated Master Repurchase Agreement, dated as of March 31, 2005, as amended, to extend the termination date from February 23, 2006 to April 30, 2006.  Fieldstone is currently discussing with Credit Suisse the terms and conditions of an amended and restated master repurchase agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 21, 2006, the Board of Directors granted a waiver for James Hagan, Jr., who is the Executive Vice President-Production of Fieldstone Mortgage Company, which is Fieldstone’s mortgage origination subsidiary, and an executive officer of Fieldstone as defined under Rule 3b-7 of the Securities Exchange Act of 1934, as amended, with respect to Corporate Policy CBC-4 “Conflicts of Interest” of Fieldstone’s Code of Business Conduct and Ethics.  Under this policy, a conflict of interest will occur if an employee or any other person having a close personal relationship with such employee works with and is in a direct reporting relationship with the employee.  Mr. Hagan’s two stepsons and brother-in-law are employees of Fieldstone Mortgage Company, and work with and are in a direct reporting relationship with Mr. Hagan.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description
10.1	Summary of the 2004 Named Executive Officers’ 2006 Annual Base Salaries
10.2	Form of Dividend Equivalent Rights Award Agreement
10.3	Amended and Restated Parameters of Awards of Stock Options and Restricted Shares
10.4

Amendment No. 2 to Second Master Repurchase Agreement among Credit Suisse First Boston Mortgage Capital LLC, as Buyer, and Fieldstone Mortgage Company and Fieldstone Investment Corporation, as Sellers, dated February 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: February 27, 2006	By:	/s/ Michael J. Sonnenfeld
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Summary of the 2004 Named Executive Officers’ 2006 Annual Base Salaries
10.2	Form of Dividend Equivalent Rights Award Agreement
10.3	Amended and Restated Parameters of Awards of Stock Options and Restricted Shares
10.4

Amendment No. 2 to Second Master Repurchase Agreement among Credit Suisse First Boston Mortgage Capital LLC, as Buyer, and Fieldstone Mortgage Company and Fieldstone Investment Corporation, as Sellers, dated February 22, 2006.